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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       COMMUNITY CAPITAL BANCSHARES, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Georgia                                     58-2413468
-----------------------------------------------       ------------------------
   (State of incorporation or organization)              (I.R.S. employer
                                                         identification no.)

         P.O. Drawer 71269
         Albany, Georgia  31750
         Phone:  (912) 446-2265                               31750
-----------------------------------------------       ------------------------
  (Address of principal executive offices)                  (zip code)


        If this form relates to the                If this form relates to the
        registration of a class of securities      registration of a class of
        pursuant to Section 12(b) of the           securities pursuant to
        Exchange Act and is effective              Section 12(g) of the Exchange
        pursuant to General Instruction A.(c),     Act and is effective pursuant
        please check the following box. [_]        to General Instruction A.(d),
                                                   please check the following
                                                   box. [X]



SECURITIES ACT REGISTRATION STATEMENT FILE
       NUMBER TO WHICH THIS FORM RELATES: 333-68307



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                     None.

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


     Common Stock, $1.00 par value
     -----------------------------
          (Title of Class)



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         This Registration Statement contains a total of 3 pages. Certain exhibits are incorporated in this Registration Statement by reference to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-68307).
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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The Registrant incorporates by reference herein the description of the Registrant's Common Stock, $1.00 par value per share, appearing under the caption, "Description of Capital Stock of Community Capital," in the Prospectus contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-68307), as such section may be amended until the time such Registration Statement is declared effective. The Company's Articles of Incorporation, Bylaws and specimen stock certificate are filed as Exhibits 3.1, 3.2 and 4.1, respectively, to the aforesaid Registration Statement.

Item 2.  EXHIBITS

         The following exhibits are filed as part of the Registration
Statement.

         2(a) Description of the Registrant's common stock as set forth in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-68307), as amended.1

         2(b)     Articles of Incorporation.2

         2(c)     Bylaws.3

         2(d)     Form of stock certificate for the Registrant's Common Stock.4




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    1    Incorporated herein by reference.

    2 Incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form SB-2, No. 333-68307.

    3 Incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form SB-2, No. 333-68307.

    4 Incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form SB-2, No. 333-68307.



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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       COMMUNITY CAPITAL BANCSHARES, INC.



Dated:  February 2, 1999               By: /s/ Robert E. Lee
                                          ------------------------------------
                                           Robert E. Lee
                                           President



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